Exhibit 10.1

              AMENDMENT NO. 1 dated as of July 19, 2002 (this "Amendment"), in respect of the AMENDED AND RESTATED CREDIT AGREEMENT (the "Credit Agreement") dated as of June 23, 2000 among BENCHMARK ELECTRONICS, INC. (the "Company"), the Borrowing Subsidiaries from time to time party thereto, the LENDERS party thereto, FLEET NATIONAL BANK, as Documentation Agent, CREDIT SUISSE FIRST BOSTON, as Syndication Agent, BANK OF AMERICA, N.A., BANK ONE, NA and SUNTRUST BANK as Co-Agents and JPMORGAN CHASE BANK (formerly, Chase Bank of Texas, National Association), as Administrative Agent, Collateral Agent and Issuing Bank (the "Administrative Agent").

        The Company and each Subsidiary Guarantor has requested that the Credit Agreement be amended as set forth in Section 1 below and the parties hereto are willing so to amend the Credit Agreement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Credit Agreement.

        In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

        SECTION 1. Amendment. Upon the effectiveness of this Amendment as provided in Section 3 below, Section 6.04 of the Credit Agreement is hereby amended as follows:

          (a)  Section 6.04(g) of the Credit Agreement is hereby amended by deleting the amount "$20,000,000" and substituting therefor "$50,000,000".

          (b)  Section 6.04(p) of the Credit Agreement is hereby amended by deleting the word "and" at the end thereof.

          (c)  Section 6.04(q) of the Credit Agreement is hereby amended by replacing the period at the end thereof with "; and".

          (d)  The Credit Agreement is hereby amended by inserting the following clause as Section 6.04(r):

            "(r) Investments consisting of the capital stock of ACT Manufacturing Thailand Public Company Limited (Thailand) and ACT Manufacturing UK Ltd acquired under the Asset and Share Purchase Agreement dated as of July 2, 2002, among the Company, ACT Manufacturing, Inc., ACT Manufacturing Securities Corp., ACT Manufacturing U.S. Holdings, LLC, and CMC Industries, Inc.; provided that the consideration payable for all such Investments made under this clause (r) shall not exceed $60,000,000 in the aggregate."

        SECTION 2. Representations and Warranties. The Company represents and warrants as of the Effective Date to the Lenders that:

          (a)  Before and after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

          (b)  Immediately before and after giving effect to this Amendment, no Default has occurred and is continuing.

        SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above on the date (the "Effective Date") that the following conditions are satisfied:

          (a)  the Administrative Agent (or its counsel) shall have received from the Company, each Subsidiary Guarantor and Lenders constituting the Required Lenders either (i) executed counterparts of this Amendment or (ii) written evidence satisfactory to the Administrative Agent

  (which may include telecopy transmission of signed signature pages of this Amendment) that such parties have signed counterparts of this Amendment.

          (b)  The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with Section 2 hereof.

          (c)  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including such fees as have been separately agreed and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel and, including, without limitation, those referred to in the invoice of Stibbe Simont Monahan Duhot dated as of March 19, 2001, and the invoice of Allen & Gledhill dated as of October 24, 2001) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

        SECTION 4. Affirmative Covenants. The Company covenants and agrees with the Lenders that the Collateral and Guarantee Requirement shall be satisfied in respect of each of ACT Manufacturing Thailand Public Company Limited (Thailand) and ACT Manufacturing UK Ltd on or before the 90th day after the acquisition thereof under the Asset and Share Purchase Agreement dated as of July 2, 2002, among the Company, ACT Manufacturing, Inc., ACT Manufacturing Securities Corp., ACT Manufacturing U.S. Holdings, LLC, and CMC Industries, Inc.

        SECTION 5. Consent of Guarantors. Each of the Company and each Subsidiary Guarantor (as defined in the Guarantee Agreement) hereby acknowledges receipt of and consents to the terms of this Amendment and confirms that its Guarantee pursuant to the Guarantee Agreement remains in full force and effect notwithstanding the execution and delivery of this Amendment.

        SECTION 6. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

        SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

        SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BENCHMARK ELECTRONICS, INC.,
by
/s/ CARY FU Name: Cary Fu Title: President and CEO

BENCHMARK BV HOLDINGS, INC.
by
/s/ CARY FU Name: Cary Fu Title: President and CEO
BENCHMARK ELECTRONICS HUNTSVILLE, INC.
by
/s/ CARY FU Name: Cary Fu Title: President and CEO
AVEX HOLDINGS, INC.
by
/s/ CARY FU Name: Cary Fu Title: President and CEO
AVEX CONSTITUTION INC.
by
/s/ CARY FU Name: Cary Fu Title: President and CEO
AVEX LIBERTY INC.
by
/s/ CARY FU Name: Cary Fu Title: President and CEO
AVEX INTERNATIONAL CORPORATION
by
/s/ CARY FU Name: Cary Fu Title: President and CEO

JPMORGAN CHASE BANK,individually and as Issuing Bank, Collateral Agent and Administrative Agent,
by
/s/ MICHAEL D. PICKERD Name: Michael D. Pickerd Title: Senior Vice President
BANK OF AMERICA, N.A.,
by
/s/ JAMES P. JOHNSON Name: James P. Johnson Title: Managing Director
THE BANK OF TOKYO-MITSUBISHI, LTD.,
by
/s/ JOHN MEARNS Name: John Mearns Title: Vice President and Manager
by
/s/ JOEY POWELL Name: Joey Powell Title: Officer
BANK ONE, NA,
by
/s/ JOHN A. HORST Name: John A. Horst Title: Director

CITICORP NORTH AMERICA, INC.,
by
/s/ SUZANNE CRYMES Name: Suzanne Crymes Title: Vice President
COMERICA BANK,
by
/s/ GERALD R. FINNEY JR. Name: Gerald R. Finney Jr. Title: Vice President
COMPASS BANK,
by
/s/ MICHAEL A. INNES Name: Michael A. Innes Title: Vice President
CREDIT SUISSE FIRST BOSTON,
by
/s/ ROBERT HETU Name: Robert Hetu Title: Director
by
/s/ IAN W. NALITT Name: Ian W. Nalitt Title: Associate
FLEET NATIONAL BANK
by
/s/ WILLIAM E. RURODE, JR. Name: William E. Rurode, Jr. Title: Managing Director
GUARANTY BANK
by
/s/ DONALD R. PULLEN Name: Donald R. Pullen Title: Senior Vice President—Manager
SUNTRUST BANK,
by
/s/ SHONA ADAMS HOLDEN Name: Shona Adams Holden Title: Vice President